Exhibit 10(a)

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of June 6, 2003, (the “Amendment Date”) is among HAGGAR CLOTHING CO. (“Company”), HAGGAR CORP. (“Haggar”), each of the banks which are party hereto and JPMORGAN CHASE BANK, (formerly The Chase Manhattan Bank) individually as a Bank and as Agent for itself and the other Banks (in such capacity as Agent, together with its successors in such capacity, “Agent”).

RECITALS:

A.                                   Pursuant to that certain Second Amended and Restated Credit Agreement dated June 13, 2002 among the Company, Haggar, each of the banks which are parties thereto (individually a “Bank” and collectively, the “Banks”) and the Agent (as the same has been amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated December 11, 2002 and may be further amended, restated or otherwise modified from time to time, the “Agreement”), the banks party thereto agreed to make Loans to Company as set forth therein.

B.                                     Company and Haggar have requested that the Banks agree to modify the Agreement as herein set forth.  The Banks party hereto are willing to do so upon the terms and provisions of this Amendment.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the Amendment Date, unless otherwise indicated:

ARTICLE 1.

Definitions

Section 1.1.                                   Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE 2.

Amendment

Section 2.1.                                   Amendment to Section 7.15 of the Agreement.  Section 7.15 of the Agreement is amended and restated in its entirety to read as follows:

7.15                           Capital Expenditures Limitation.  Make or agree to make Capital Expenditures during any fiscal year in excess of an amount equal to ten percent (10%) of the Company Group’s Net Worth; provided that neither the expenditures for (a) the repair or replacement of property with insurance proceeds (to the extent such expenditures do not exceed the net cash amount of such insurance proceeds) nor (b) the purchase of the Company’s new headquarters located at 11511 Luna Road in an amount equal to the aggregate amount of proceeds received from the sale of the Company’s current headquarters located at 6113 Lemmon Avenue, shall be included in Capital Expenditures for purposes of the foregoing calculation.

ARTICLE 3.

Miscellaneous

Section 3.1.                                   Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

Section 3.2.                                   Representations and Warranties.  Company and Haggar hereby represent and warrant to Agent and the Banks as follows:  (a) no Default exists and (b) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date.

Section 3.3.                                   Survival of Representations and Warranties.  All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

Section 3.4.                                   Reference to Agreement.  Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

Section 3.5.                                   Expenses of Agent.  As provided in the Agreement, Company agrees to pay on demand all costs and expenses incurred by Agent or any Bank in connection with the preparation, negotiation, and execution of this Amendment, including without limitation, the costs and fees of Agent’s and each Bank’s legal counsel.

Section 3.6.                                   Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 3.7.                                   Applicable Law.  This Amendment and all other Loan Documents shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

Section 3.8.                                   Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent, each Bank, Company and Haggar and their respective successors and assigns, except that neither Company or Haggar may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

Section 3.9.                                   Counterparts.  This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

Section 3.10.                             Effect of Waiver.  No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by any Obligated Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 3.11.                             Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 3.12.                             ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Section 3.13.                             Required Banks.  The Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means the Banks having sixty percent (60%) of the sum of (i) the aggregate unpaid principal amount of the outstanding Loans plus (ii) the Letter of Credit Exposure (such percentage applicable to a Bank, herein such Bank’s “Required Bank Percentage”). For purposes of determining the effectiveness of this Amendment, each Bank’s Required Bank Percentage is set forth on Schedule 3.13 hereto.

EXECUTED as of the date first written above.

Company and Haggar:

HAGGAR CLOTHING CO., a Nevada corporation
HAGGAR CORP., a Nevada corporation

By:	/s/ J.M. Haggar, III
J. M. Haggar, III
Chief Executive Officer for both

Agent:

JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), Individually and as Agent

By:
Name:
Title:

Banks:

GUARANTY BANK

By:
Name:
Title:

Section 3.11.                             Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 3.12.                             ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Section 3.13.                             Required Banks.  The Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means the Banks having sixty percent (60%) of the sum of (i) the aggregate unpaid principal amount of the outstanding Loans plus (ii) the Letter of Credit Exposure (such percentage applicable to a Bank, herein such Bank’s “Required Bank Percentage”). For purposes of determining the effectiveness of this Amendment, each Bank’s Required Bank Percentage is set forth on Schedule 3.13 hereto.

EXECUTED as of the date first written above.

Company and Haggar:

HAGGAR CLOTHING CO., a Nevada corporation
HAGGAR CORP., a Nevada corporation

By:
J. M. Haggar, III
Chief Executive Officer for both

Agent:

JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), Individually and as Agent

By:	/s/ Brian McDougal
	Name:	Brian McDougal, Vice President
	Title:	JPMorgan Chase Bank

Banks:

GUARANTY BANK

By:
Name:
Title:

Section 3.11.                             Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 3.12.                             ENTIRE AGREEMENT.  THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Section 3.13.                             Required Banks.  The Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means the Banks having sixty percent (60%) of the sum of (i) the aggregate unpaid principal amount of the outstanding Loans plus (ii) the Letter of Credit Exposure (such percentage applicable to a Bank, herein such Bank’s “Required Bank Percentage”). For purposes of determining the effectiveness of this Amendment, each Bank’s Required Bank Percentage is set forth on Schedule 3.13 hereto.

EXECUTED as of the date first written above.

Company and Haggar:

HAGGAR CLOTHING CO., a Nevada corporation
HAGGAR CORP., a Nevada corporation

By:
J. M. Haggar, III
Chief Executive Officer for both

Agent:

JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), Individually and as Agent

By:
Name:
Title:

Banks:

GUARANTY BANK

By:	/s/ Robert S. Hays
	Name:	Robert S. Hays
	Title:	Senior Vice President

COMERICA BANK - TEXAS

By:	/s/ Margareth Fanini
	Name:	Margareth Fanini
	Title:	Assistant Vice President

BANK OF AMERICA, N.A.

By:
Name:
Title:

SOUTHWEST BANK OF TEXAS, N.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

COMERICA BANK - TEXAS

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:	/s/ Chitt Swamidasan
	Name:	Chitt Swamidasan
	Title:	Principal

SOUTHWEST BANK OF TEXAS, N.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

COMERICA BANK - TEXAS

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

SOUTHWEST BANK OF TEXAS, N.A.

By:	/s/ Preston Moore
	Name:	Preston Moore
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

COMERICA BANK - TEXAS

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

SOUTHWEST BANK OF TEXAS, N.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Amanda Schmitt
	Name:	Amanda Schmitt
	Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

COMERICA BANK - TEXAS

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

SOUTHWEST BANK OF TEXAS, N.A.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:	/s/ William E. Zarrett
	Name:	William E. Zarrett
	Title:	Managing Director

CONSENT OF DOMESTIC SUBSIDIARIES

Each of the undersigned Subsidiaries hereby (a) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect; (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) acknowledges its consent and agreement to the Amendment, (d) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory, with respect to the Loans, the Notes, the Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Consent of Domestic Subsidiaries has been taken.

BOWIE MANUFACTURING COMPANY, a Nevada corporation
CORSICANA COMPANY, a Nevada corporation
DALLAS PANT MANUFACTURING COMPANY, a Nevada corporation
GREENVILLE PANT MANUFACTURING COMPANY, a Nevada corporation
MCKINNEY PANT MANUFACTURING COMPANY, a Nevada corporation
OLNEY MANUFACTURING COMPANY, a Nevada corporation
WAXAHACHIE GARMENT COMPANY, a Nevada corporation
LA ROMANA MANUFACTURING CORPORATION, a Nevada corporation
HAGGAR SERVICES, INC., a Texas corporation
DUNCAN MANUFACTURING COMPANY, an Oklahoma corporation
WESLACO CUTTING, INC., a Nevada corporation
WESLACO SEWING, INC., a Nevada corporation
HAGGAR DIRECT, INC., a Nevada corporation
SAN GABRIEL ENTERPRISES, INC., a Texas corporation
MULTIPLES, U.S.A., INC., a Texas corporation
EDINBURG DIRECT GARMENT COMPANY, INC., a Texas corporation
WESLACO DIRECT CUTTING COMPANY, INC., a Texas corporation
HAGGAR.COM, INC., a Texas corporation
JERELL CLOTHING MANAGEMENT, INC., a Texas corporation
JERELL, LTD, a Texas limited partnership
HAGGAR CANADA, INC, a Nevada corporation

By:	/s/ J.M. Haggar, III
J. M. Haggar, III
Chairman/Chief Executive Officer of each Subsidiary

SCHEDULE 3.13
to
HAGGAR CORP.

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REQUIRED BANK PERCENTAGE

Bank	Required Bank Percentage Held	Banks Agreeing to Second Amendment (insert % from prior column if Bank signs Second Amendment then total % in this column)
JPMorgan Chase Bank	17.272727273%	17.272727273%
Comerica Bank	15.454545455%	15.454545455%
Guaranty Bank	15.454545455%	15.454545455%
Bank of America, N.A.	13.636363636%	13.636363636%
Southwest Bank of Texas, N.A.	12.727272727%	12.727272727%
U.S. Bank National Association	12.727272727%	12.727272727%
The Bank of Nova Scotia	12.727272727%	12.727272727%
TOTAL	100.00%	100.00%